HEALTHCARE CAPITAL CORP.

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                                WARRANT AGREEMENT

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                  WARRANTS TO PURCHASE 10,000,000 COMMON SHARES

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        THIS WARRANT AGREEMENT (this  "Agreement") dated as of December 24, 1997 is made and entered into by and between HealthCare Capital Corp., a corporation organized under the laws of Alberta, Canada (the "Company"), and Warburg Pincus Ventures, L.P., a Delaware limited partnership (the "Warrantholder").

        Subject to the terms and conditions hereof, the Company agrees to issue to the Warrantholder, pursuant to a Securities Purchase Agreement dated as of November 21, 1997, by and between the Company and the Warrantholder (the "Securities Purchase Agreement"), warrants, as hereinafter described and the form of which is attached hereto as Exhibit 1 (the "Warrants"), to purchase up to an aggregate of 10,000,000 common shares without par value of the Company (the "Common Shares"), at a Warrant Price of U.S. $2.40 per Common Share, subject to adjustment pursuant to Section 6 hereof. As used herein (i) the term "Shares" shall mean, unless the context otherwise requires, collectively the Common Shares issuable upon exercise of the Warrants together with any other securities or other property issuable upon such exercise as provided in Section 6 of this Agreement; (ii) the term "Warrants" shall include any and all warrants outstanding pursuant to this Agreement, including those evidenced by a certificate or certificates issued upon division, exchange or substitution pursuant to this Agreement; and (iii) the term "Warrant Price" shall mean the price per Share at which Shares shall at any time be purchasable upon exercise of the Warrants. Terms which are capitalized but not defined herein shall have the same meanings as in the Securities Purchase Agreement. Any amounts herein referencing share prices or numbers of shares shall be subject to appropriate adjustments in the event of any stock splits, consolidations or the like.

        For the purpose of defining the terms and provisions of the Warrants and
the  respective  rights  and  obligations   thereunder,   the  Company  and  the
Warrantholder, for value received, hereby agree as follows:


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

        Section 1. Restrictions on Transfer and Form of Warrants.

        1.1.  Registration.   Certificates  evidencing  the  Warrants  shall  be
numbered and shall be registered on the books of the Company when issued, in accordance with Alberta corporate practice.

        1.2. Restriction on Transfer of the Warrants. The Warrants shall not be transferable and may not be sold, assigned, hypothecated or otherwise transferred by the Warrantholder without the express written consent of the Company, such consent not to be unreasonably withheld. Any transferee permitted under this Section 1.2 shall acquire title to such transferred Warrants and to all rights represented thereby.

        1.3. Form of Warrants. The form of certificate evidencing the Warrants shall be substantially as set forth in Exhibit 1 hereto. Certificates evidencing the Warrants shall be executed on behalf of the Company by its President or by any Vice President, shall be attested to by its Secretary or any Assistant Secretary, and shall be dated as of the date of execution thereof.

        1.4. Legends on Warrants and Common Shares. The Warrants, and the Shares issuable upon the exercise thereof, have not been registered under the Securities Act of 1933, as amended (the "Securities Act"). Each certificate for the Warrants shall bear the following legend:

               "THE WARRANTS REPRESENTED BY THIS CERTIFICATE, AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF SUCH WARRANTS, HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY PROVINCE OF CANADA. SUCH WARRANTS MAY NOT BE SOLD, OFFERED FOR SALE, ASSIGNED, EXCHANGED, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED, IN ANY MANNER, AND SUCH COMMON SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED OR HYPOTHECATED OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. THE WARRANTS REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRADED IN CANADA EXCEPT AS PERMITTED BY RELEVANT CANADIAN SECURITIES LAWS."

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Each certificate for the Shares shall bear the following legend:

               "THE COMMON SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY PROVINCE OF CANADA AND MAY NOT BE SOLD, ASSIGNED, EXCHANGED OR OTHERWISE TRANSFERRED, IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE THIS CERTIFICATE MAY NOT CONSTITUTE `GOOD DELIVERY' IN SATISFACTION OF A TRADE MADE ON A STOCK EXCHANGE IN CANADA. THIS CERTIFICATE IS NOT TRANSFERABLE IN CANADA UNTIL [THE DATE SIX MONTHS FROM THE CLOSING DATE] EXCEPT PURSUANT TO AN EXEMPTION FROM THE PROSPECTUS REQUIREMENTS CONTAINED IN THE APPLICABLE SECURITIES LEGISLATION."

        Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution pursuant to a registration statement under the Securities Act of the Common Shares represented thereby) shall also bear a like legend unless, in the opinion of counsel reasonably satisfactory to the Company, the securities represented thereby need no longer be subject to such restrictions.

Section 2.     Term of Warrants; Exercise of Warrants.

        (a) Subject to the terms of this Agreement, the Warrantholder shall have the right, at any time and from time to time during the period commencing at 9:00 a.m., Pacific Time, on January --, 1998, (the "Commencement Date") and ending at 5:00 p.m., Pacific Time, on the third anniversary of the Commencement Date (the "Termination Date") to purchase from the Company up to the number of fully paid and nonassessable Shares which the Warrantholder may at the time be entitled to purchase pursuant to this Agreement, upon surrender to the Company at its principal office of the certificates evidencing the Warrants to be exercised, with the purchase form, in the form attached hereto as Exhibit 2, duly completed and signed, and upon payment to the Company of an amount (the "Exercise Payment") equal to the Warrant Price multiplied by the number of Shares being purchased pursuant to such exercise, payable in cash, by certified or official bank check, or by wire transfer. The Company shall use its reasonable best efforts prior to the Termination Date to obtain any applicable regulatory approvals of those regulatory agencies having jurisdiction over the Company in order to extend the Termination Date

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for a further  period  of two  years,  in which  event  the  Company's  right of purchase under this Section 2(a) shall end at 5:00 p.m., Pacific Time, on the fifth anniversary of the Commencement Date.

        (b) At any time subsequent to the first anniversary of the Commencement Date, in lieu of exercising the Warrants as provided in Section 2(a) above, and subject to all applicable law and all applicable regulatory approvals, limitations and restrictions, the Warrantholder may elect to receive, without any cash payment, a number of Shares equal to the value (as determined below) of any or all of the Warrants held of record by the Warrantholder, upon surrender to the Company at its principal office of the certificates evidencing such Warrants, with the attached cashless exercise form attached hereto as Exhibit 3 duly completed and signed, in which event the Company shall issue to the Warrantholder a number of Shares computed using the following formula:

               X    =         Y(A-B)
                              ------
                                A

where

               X    =    the number of Common  Shares to be issued  pursuant  to
                         this Section 2(b).

               Y    =    the number of Common  Shares  issuable upon exercise of
                         the surrendered Warrants.

               A    =    the average of the Market  Prices of the Common  Shares
                         for the sixty (60) calendar days immediately preceding the date upon which the certificates evidencing the surrendered Warrants are received by the Company at its principal office.

               B    =    the Warrant Price on such date.

        For all purposes of this Agreement, the term "Market Price" as of any specified date shall mean: (i) if the Common Shares are listed or admitted for trading on one or more United States national securities exchanges, the daily closing price for the Common Shares on the principal exchange in the United States on which the Common Shares are listed; (ii) if the Common Shares are not listed or admitted for trading on any United States national securities exchange, the daily closing price for the Common Shares on the Nasdaq National or Nasdaq Small-Cap Market ("Nasdaq"); (iii) if the Common Shares are not listed or admitted for trading on a United States national securities exchange or on Nasdaq, the daily closing price of the Common Shares on the principal stock exchange in Canada on which the Common Shares are listed (expressed in United States dollars based upon the noon buying rate in New York City for cable transfers in Canadian dollars as certified for customs purposes by the Federal Reserve Bank of New York); (iv) if the

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Common  Shares are not  listed or  admitted  to  trading  on any  United  States national or Canadian national securities exchange or on Nasdaq, the average of the reported bid and asked prices on the trading day preceding such date in the over-the-counter market as furnished by the National Quotation Bureau, Inc., or, if such firm is not then engaged in the business of reporting such prices, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Company; or (v) if the Common Shares are not publicly traded, the Market Price for such day shall be the fair market value thereof determined jointly by the Company and the Warrantholder; provided, however, that if such parties are unable to reach agreement within a reasonable period of time, the Market Price shall be determined in good faith by an independent investment banking firm selected jointly by the Company and the Warrantholder or, if that selection cannot be made within an additional 15 days, by an independent investment banking firm selected by the American Arbitration Association in accordance with its rules.

        If the  Warrantholder  elects to exercise the Warrants  pursuant to this
Section 2(b), the Warrantholder shall simultaneously convert all Series A Convertible Preferred Shares of the Company (the "Convertible Shares") then owned by the Warrantholder into Common Shares.

        In the event that the Warrantholder elects to exercise the Warrants pursuant to this Section 2(b), and the average Market Price of the Common Shares, as defined above, for the 60 calendar days immediately preceding the date on which the certificates evidencing the surrendered Warrants are received by the Company at its principal office, is greater than U.S. $3.20, then the right to a cashless exercise of Warrants shall be limited to such number of Warrants as would result in the issuance of 2,500,000 Shares and any remaining Warrants to be exercised by the Warrantholder shall be exercised, at such time or times elected by the Warrantholder, in accordance with the provisions of
Section 2(a). Such per share amount of U.S. $3.20 shall be appropriately adjusted for any stock splits, consolidations or the like.

               (c) The Company may, at any time, elect to force the exercise of the Warrants by the Warrantholder subject to the terms of this Agreement provided that the Company shall have satisfied all of the following conditions prior to the date of such election by the Company:

                       (i) the Common Shares are listed on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market;

                       (ii) the Common Shares are traded on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market at a Market Price greater than U.S. $2.40 per share for the 10 consecutive trading days immediately preceding the date of such election; and

                       (iii) The Company's net income (excluding profit or loss on disposal of a significant part of the Company's assets or separate segment thereof, gains on restructuring payables, gains or losses on the extinguishment of debt, expropriations of property, gains or losses that are the direct result of a major casualty, or one-time losses

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

        resulting from prohibitions under a newly-enacted law or regulation) for the three consecutive fiscal quarters ended immediately prior to the date of such election, as reported in or derived from its quarterly or annual reports filed with the Securities and Exchange Commission, before income taxes, dividends on the Convertible Shares and amortization of goodwill and covenants not to compete for such quarterly periods, shall have averaged at least U.S. $0.07 per fully diluted Common Share per fiscal quarter, provided, however, that in making such calculation, the Common Shares issuable upon exercise of the Warrants shall be excluded but Common Shares issuable upon the conversion of the Convertible Shares shall not.

The foregoing conditions (i), (ii) and (iii) shall hereinafter be collectively referred to as the "Triggering Conditions." All references to per share amounts or prices with respect to the Triggering Conditions shall be appropriately adjusted for any stock splits, consolidations or the like.

        The Company shall give the Warrantholder written notice that the Triggering Conditions have been satisfied and that the Company intends to force the exercise of the Warrants. In this event, the Termination Date shall be the date ten (10) business days after such notice shall be effectively delivered to the Warrantholder as provided in Section 10 of this Agreement.

        In the event of a forced exercise of Warrants pursuant to this Section 2(c), in lieu of exercising the Warrants as provided in Section 2(a) above, and subject to all applicable law and all applicable regulatory approvals, limitations and restrictions, the Warrantholder may elect to receive, without any cash payment, a number of Shares equal to the value (as determined below) of any or all of the Warrants held of record by the Warrantholder, upon surrender to the Company at its principal office of the certificates evidencing such Warrants, with the attached cashless exercise form thereof duly completed and signed, in which event the Company shall issue to the holder a number of Shares computed using the formula set forth in Section 2(b) except the term "A" in such formula, the Market Price of the Common Shares, shall be calculated based on the ten (10) trading days immediately preceding the date on which the certificates evidencing the surrendered Warrants are received by the Company at its principal offices.

        In the event that the Warrantholder elects to exercise the Warrants without any cash payment following a forced exercise pursuant to this Section 2(c), and the average Market Price of the Common Shares, as defined above, for the 60 calendar days immediately preceding the date on which the certificates evidencing the surrendered Warrants are received by the Company at its principal office, is greater than U.S. $3.20, then the right to a cashless exercise of Warrants shall be limited to such number of Warrants as would result in the issuance of 2,500,000 Shares and any remaining Warrants to be exercised by the Warrantholder shall be exercised, at such time or times elected by the Warrantholder, in accordance with the provisions of Section 2(a). Such per share amount of U.S. $3.20 shall be appropriately adjusted for any stock splits, consolidations or the like.

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

        (d) Upon the surrender of Warrant certificates and payment of the Exercise Payment (in cash, except in the event of a cashless exercise), the Company, at its expense, shall issue and cause to be delivered with all reasonable dispatch, and in any event within ten (10) days thereafter, to the Warrantholder a certificate or certificates for the number of full Shares so acquired upon the exercise of the Warrant, together with cash in respect of any fractional Shares otherwise issuable upon such surrender, determined in accordance with Section 7 hereof. Such certificate or certificates shall be deemed to have been issued, and the Warrantholder shall be deemed to have become a holder of record of such Shares, as of the date of surrender of the Warrants being exercised and (in the case of exercise pursuant to Section 2(a)) payment of the Exercise Payment notwithstanding that the certificate or certificates representing such securities shall not actually have been delivered or that the stock transfer books of the Company shall then be closed. The Warrants shall be exercisable at the election of the Warrantholder either in full or from time to time in part and, in the event that a certificate evidencing Warrants is exercised in respect of fewer than all of the Shares specified therein at any time prior to the Termination Date, a new certificate evidencing the remaining portion of the Warrants shall be issued by the Company.

        Section 3. Payment of Taxes. The Company will pay all transfer and stamp taxes and fees, if any, attributable to the initial issuance of the Warrants or the issuance of Shares upon exercise of the Warrants.

        Section 4. Mutilated or Missing Warrants. In case the certificate or certificates evidencing any Warrants shall be mutilated, lost, stolen or destroyed, the Company shall, at the request of the affected Warrantholder, issue and deliver in exchange and substitution for and upon cancellation of the mutilated certificate or certificates, or in lieu of and substitution for the certificate or certificates lost, stolen or destroyed, a new Warrant certificate or certificates of like tenor and representing an equivalent right or interest, but only upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of such Warrant and, if requested, at the cost and expense of the Warrantholder (in the case of loss, theft or destruction), an unsecured bond of indemnity in form and amount reasonably satisfactory to the Company. Such substitute Warrant certificate shall also comply with such other reasonable regulations as the Company may prescribe.

        Section 5. Reservation of Common Shares. There has been reserved, and the Company shall at all times keep reserved and available so long as any Warrants remain outstanding, out of its authorized share capital, such number of Shares as shall be subject to purchase under all outstanding Warrants. Every transfer agent for the Common Shares and other securities of the Company issuable upon the exercise of Warrants will be irrevocably authorized and directed at all times to reserve such number of authorized Common Shares and other securities as shall be requisite for such purposes. The Company will keep a copy of this Agreement on file with every transfer agent for the Common Shares. The Company will supply every such transfer agent with duly executed stock and other certificates, as appropriate, for such

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purpose  and will  provide or  otherwise  make  available  any cash which may be payable as provided in Section 7 hereof.

        Section 6. Adjustment of Number and Kind of Securities. The number and kind of securities purchasable upon the exercise of the Warrants and the Warrant Price shall be subject to adjustment from time to time upon the happening of certain events, as follows:

        Section 6.1. Anti-Dilution Provisions And Other Adjustments. In order to prevent dilution of the rights granted hereunder, the Warrant Price shall be subject to adjustment from time to time in accordance with this Section 6. Upon each adjustment of the Warrant Price pursuant to this Section 6, the Warrantholder shall thereafter be entitled to acquire upon exercise, at the Warrant Price resulting from such adjustment, the number of Shares obtainable by multiplying the Warrant Price in effect immediately prior to such adjustment by the number of Shares acquirable immediately prior to such adjustment and dividing the product thereof by the Warrant Price resulting from such adjustment.

               (a) Adjustment for Issue or Sale of Common Shares at Less than Specified Prices. Except as provided in Sections 6.3 or 6.5 below, if and whenever on or after the date of issuance hereof the Company shall issue or sell, or shall in accordance with subparagraphs 6.1(a)(1) to (8), inclusive, be deemed to have issued or sold (such issuance or sale, whether actual or deemed, a "Triggering Transaction") any Common Shares for a consideration per share less than

               (I) (if the Common Shares are not traded on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market) U.S. $1.35 then forthwith upon such issue or sale the Warrant Price shall, subject to subparagraphs (1) to (8) of this Section 6.1(a), be reduced to the Warrant Price (calculated to the nearest tenth of a cent) determined by dividing: (i) an amount equal to the sum of (x) the product derived by multiplying the Number of Common Shares Deemed Outstanding immediately prior to such Triggering Transaction by the Warrant Price then in effect, plus (y) the consideration, if any, received by the Company upon consummation of such Triggering Transaction, by (ii) an amount equal to the sum of (x) the Number of Common Shares Deemed Outstanding immediately prior to such Triggering Transaction plus (y) the number of shares of Common Stock issued (or deemed to be issued in accordance with subparagraphs 6.1(a)(1) to (8)) in connection with the Triggering Transaction; or

               (II) (if the Common Shares are traded on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market) the average Market Price for the ten trading days immediately preceding such issuance or sale, then forthwith upon such Triggering Transaction, the Warrant Price shall, subject to subparagraphs (1) to (8) of this Section 6.1(a), be reduced to the Warrant Price (calculated to the nearest tenth of a cent) determined by multiplying the Warrant Price in effect immediately prior to the time of such Triggering Transaction by a fraction, the numerator of which shall be the

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

        sum of (x) the Number of Common Shares Deemed Outstanding immediately prior to such Triggering Transaction and (y) the number of Common Shares which the aggregate consideration received by the Company upon such Triggering Transaction would purchase at the average Market Price for the ten trading days immediately preceding such Triggering Transaction, and the denominator of which shall be the Number of Common Shares Deemed Outstanding immediately after such Triggering Transaction.

               For purposes of this Section 6, the term "Number of Common Shares Deemed Outstanding" at any given time shall mean the sum of (i) the number of Common Shares outstanding at such time, and (ii) the number of Common Shares deemed to be outstanding under subparagraphs 6.1(a)(1) to (8), inclusive, at such time.

               For purposes of determining the adjusted Warrant Price under this
Section 6.1(a), the following subsections (1) to (8), inclusive, shall be applicable:

                       (1) In case the  Company  at any time shall in any manner
               grant (whether directly or by assumption in an amalgamation or otherwise) any rights to subscribe for or to purchase, or any options for the purchase of, Common Shares or any stock or other securities convertible into or exchangeable for Common Shares (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities"), whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which the Common Shares are issuable upon exercise, conversion or exchange (determined by dividing (x) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (y) the total maximum number of Common Shares issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities) shall be less than the average Market Price in effect for the ten trading days immediately prior to the time of the granting of such Option (if the Common Shares are traded on The New York Stock Exchange, The American Stock Exchange or The National Nasdaq Market) or U.S. $1.35 (if the Common Shares are not traded on The New York Stock Exchange, The American Stock Exchange, or the Nasdaq National Market) then the total maximum amount of Common Shares issuable upon the exercise of such Options, or, in the case of Options for Convertible Securities, upon the conversion or exchange of such Convertible Securities, shall (as of the date of granting of such Options) be deemed to be outstanding and to have been issued and sold by the Company for such price per share. No adjustment of the Warrant Price shall be made upon the actual issue of such Common Shares or such Convertible Securities upon the exercise of such Options, except as otherwise provided in subparagraph (3) below.

                       (2) In case the  Company  at any time shall in any manner
               issue (whether directly or by assumption in an amalgamation or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Shares are issuable upon such conversion or exchange (determined by dividing
               (x) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (y) the total maximum number of Common Shares issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the average Market Price in effect for the ten trading days immediately prior to the time of such issue or sale (if the Common Shares are traded on The New York Stock Exchange, The American Stock Exchange, or The Nasdaq National Market) or U.S. $1.35 (if the Common Shares are not traded on The New York Stock Exchange, The American Stock Exchange, or The Nasdaq National Market), then the total maximum number of Common Shares issuable upon conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued and sold by the Company for such price per share. No adjustment of the Warrant Price shall be made upon the actual issue of such Common Shares upon exercise of the rights to exchange or convert under such Convertible Securities, except as otherwise provided in subparagraph (3) below.

                       (3) If the  purchase  price  provided  for in any Options
               referred to in subparagraph (1), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subparagraphs (1) or (2), or the rate at which any Convertible Securities referred to in subparagraph
               (1) or (2) are convertible into or exchangeable for Common Shares shall change at any time (other than under or by reason of provisions designed to protect against dilution of the type set forth in Section 6.1(a) or (b)), the Warrant Price in effect at the time of such change shall forthwith be readjusted to the Warrant Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold. If the purchase price provided for in any Option referred to in subparagraph (1) or the rate at which any Convertible Securities referred to in subparagraphs (1) or
               (2) are convertible into or exchangeable for Common Shares, shall be reduced at any time under or by reason of provisions with respect thereto designed to protect against dilution, then in case of the delivery of Common

               Shares upon the exercise of any such Option or upon conversion or exchange of any such Convertible Security, the Warrant Price then in effect hereunder shall forthwith be adjusted to such respective amount as would have been obtained had such Option or Convertible Security never been issued as to such Common Shares and had adjustments been made upon the issuance of the Common Shares delivered as aforesaid, but only if as a result of such adjustment the Warrant Price then in effect hereunder is hereby reduced.

                       (4) On the expiration of any Option or the termination of
               any right to convert or exchange any Convertible Securities, the Warrant Price then in effect hereunder shall forthwith be increased to the Warrant Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued.

                       (5) In case any  Options  shall be issued  in  connection
               with the issue or sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued without consideration.

                       (6) In case any Common  Shares,  Options  or  Convertible
               Securities shall be issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor. In case any Common Shares, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be the fair value of such consideration as determined in good faith by the Board of Directors of the Company. In case any Common Shares, Options or Convertible Securities shall be issued in connection with any amalgamation in which the Company is an amalgamating corporation, the amount of consideration therefor shall be deemed to be the fair value of such portion of the net assets and business of the other corporation which is a party to the amalgamation as shall be attributed by the Board of Directors of the Company in good faith to such Common Shares, Options or Convertible Securities, as the case may be.

                       (7) In case the Company  shall declare a dividend or make
               any other distribution upon the stock of the Company payable in Options or Convertible Securities, then in such case any Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

                       (8) For  purposes  of this  Section  6.1(a),  in case the
               Company shall take a record of the holders of its Common Shares for the purpose of entitling them (x) to receive a dividend or other distribution payable in Common Shares, Options or in Convertible Securities, or (y) to subscribe for or purchase Common Shares, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the Common Shares deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right or subscription or purchase, as the case may be.

               (b) In case the Company shall (i) pay a dividend in Common Shares or make a distribution in Common Shares or (ii) subdivide its outstanding Common Shares, the Warrant Price in effect immediately prior to such subdivision or dividend shall be proportionately reduced by the same ratio as the dividend or subdivision. In case the Company shall at any time combine its outstanding Common Shares, the Warrant Price in effect immediately prior to such combination shall be proportionately increased by the same ratio as the combination. Any adjustment made pursuant to this subsection 6.1(b) shall become effective immediately on the effective date of such event retroactive to the record date, if any, for such event.

               (c) Whenever the number of Common Shares purchasable upon the exercise of Warrants is adjusted as herein provided, the Company shall cause to be promptly delivered to the Warrantholder notice of such adjustment and a certificate of the chief financial officer of the Company setting forth the number of Common Shares purchasable upon the exercise of the Warrants after such adjustment, the Warrant Price that will be effective after such adjustment, a brief statement of the facts requiring such adjustment and the computation by which such adjustment was made. If such notice relates to an adjustment resulting from an event referred to in Section 8, such notice shall be included as part of the notice required to be delivered and published under the provisions of Section 8 hereof.

        6.2. No Adjustment for Dividends. Except as provided in this Section 6, no adjustment to the Warrants or any provision or condition thereof in respect of any dividends or distributions out of earnings shall be made during the term of the Warrants or upon the exercise of Warrants.

        6.3. Dividends Not Paid Out of Earnings or Earned Surplus. In the event the Company shall declare a dividend upon the Common Shares (other than a dividend payable in Common Shares) payable otherwise than out of earnings or earned surplus, determined in accordance with generally accepted accounting principles, including the making of appropriate deductions for minority interests, if any, in subsidiaries (herein referred to as "Liquidating Dividends"), then, as soon as possible after the exercise of this Warrant, the Company shall pay to the person exercising such Warrant an amount equal to the aggregate value at the time of such exercise of all Liquidating Dividends (including but not limited to the Common Shares which would have been issued at the time of such earlier exercise and all other securities which would have been issued with respect to such Common Shares by reason of stock splits, stock dividends, amalgamations or reorganizations, or for any other reason). For the purposes of this subsection 6.3, a dividend other than in cash shall be considered payable out of earnings or earned surplus only to the extent that such earnings or earned surplus are charged an amount equal to the fair value of such dividend as determined in good faith by the Board of Directors of the Company.

        6.4. Reclassification, Amalgamation, etc. If any capital reorganization or reclassification of the share capital of the Company, or amalgamation of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Shares shall be entitled to receive stock, securities, cash or other property with respect to or in exchange for Common Shares, then, as a condition of such reorganization, reclassification, amalgamation or sale, lawful and adequate provision shall be made whereby the Warrantholder shall have the right to acquire and receive upon exercise of this Warrant such shares of stock, securities, cash or other property issuable or payable (as part of the reorganization, reclassification, amalgamation or sale) with respect to or in exchange for such number of outstanding Shares as would have been received upon exercise of this Warrant at the Warrant Price then in effect. The Company will not effect any such amalgamation or sale, unless prior to the consummation thereof the amalgamated corporation or the corporation purchasing such assets shall assume by written instrument mailed or delivered to the Warrantholder the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase. If a purchase, tender or exchange offer is made to and accepted by the holders of more than 50% of the outstanding Common Shares of the Company, the Company shall not effect any amalgamation or sale with the person having made such offer or with any Affiliate of such person, unless prior to the consummation of such amalgamation or sale the Warrantholder shall have been given a reasonable opportunity to then elect to receive upon the exercise of this Warrant either the stock, securities or assets then issuable with respect to the Common Shares of the Company or the stock, securities or assets, or the equivalent, issued to previous holders of the Common Shares in accordance with such offer. For purposes hereof the term "Affiliate" with respect to any given person shall mean any person controlling, controlled by or under common control with the given person. In the event of a merger described in Section 368(a)(2)(E) of the Internal Revenue Code of 1986 (or any successor provision), in which the Company is the surviving corporation, the right to purchase Shares upon exercise of the Warrants shall terminate on the date of such merger and thereupon the Warrants shall become null and void, but only if the controlling corporation (after such event) shall agree to substitute for the Warrants its warrants entitling the Warrantholder to purchase the kind and amount of shares and other securities and property which it would have been entitled to receive had the Warrants been exercised immediately prior to such merger. Any such agreements referred to in this subsection 6.3 shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 6, and shall contain substantially the same terms, conditions and provisions as are contained herein immediately prior to such event. The provisions of this subsection 6.4 shall similarly apply to successive amalgamations, sales or conveyances.

        6.5. No Adjustment for Exercise of Certain Options, Warrants, Etc. The provisions of this Section 6 shall not apply to any Common Shares issued, issuable or deemed outstanding under subparagraphs 6.1(a)(1) to (8) inclusive:
(i) to any person pursuant to any stock option, stock purchase or similar plan or arrangement for the benefit of employees, consultants or directors of the Company or its subsidiaries in effect on the date hereof or hereafter adopted by the Board of Directors of the Company, or (ii) pursuant to options, warrants and conversion rights in existence on the date hereof, including the Convertible Shares.

        6.6. Grant, Issue or Sale of Options, Convertible Securities, or Rights. If at any time or from time to time on or after the date of this Agreement, the Company shall grant, issue or sell any Options, Convertible Securities or rights to purchase property (the "Purchase Rights") pro rata to the record holders of any class of share capital of the Company and such grants, issuances or sales do not result in an adjustment of the Warrant Price under Section 6.1(a) hereof, then the Warrantholder shall be entitled to acquire (within thirty (30) days after the later to occur of the initial exercise date of such Purchase Rights or receipt by the Warrantholder of the notice concerning Purchase Rights to which the Warrantholder shall be entitled under Section 8) and upon the terms applicable to such Purchase Rights either:

               (a) the aggregate Purchase Rights which the Warrantholder could have acquired if it had held the number of Shares acquirable upon exercise of this Warrant immediately before the grant, issuance or sale of such Purchase Rights; provided that if any Purchase Rights were distributed to the Warrantholder of Common Shares without the payment of additional consideration by such holders, corresponding Purchase Rights shall be distributed to the Warrantholder as soon as possible after exercise of this Warrant and it shall not be necessary for the Warrantholder specifically to request delivery of such rights; or

               (b) in the event that any such Purchase Rights shall have expired or shall expire prior to the end of said thirty (30) day period, the number of Shares or the amount of property which the Warrantholder could have acquired upon such exercise at the time or times at which the Company granted, issued or sold such expired Purchase Rights.

        6.7. Nominal Value of Common Shares. Before taking any action which would cause an adjustment effectively reducing the portion of the Warrant Price allocable to each Share below the then nominal value per Share issuable upon exercise of the Warrants, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Shares upon exercise of the Warrants.

        6.8. Independent Public Accountants. The Company may retain a firm of independent public accountants of recognized national standing in the United States (which may be any such firm regularly employed by the Company) to make any computation required under this Section.

        6.9. Statement on Warrant Certificates. Irrespective of any adjustments in the number of securities issuable upon exercise of Warrants, Warrant certificates theretofore or thereafter issued may continue to express the same number of securities as are stated in the similar Warrant certificates initially issuable pursuant to this Agreement. However, the Company may, at any time in its reasonable discretion, make any change in the form of Warrant certificate that it may deem appropriate and that does not affect the substance thereof; and any Warrant certificate hereafter issued, whether upon registration of transfer of, or in exchange or substitution for, an outstanding Warrant certificate, may be in the form so changed.

        6.10. Adjustment by Board of Directors. If any event occurs as to which, in the opinion of the Board of Directors of the Company, the provisions of this
Section 6 are not strictly applicable or if strictly applicable would not fairly protect the rights of the Warrantholder in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such rights as aforesaid, but in no event shall any adjustment have the effect of increasing the Warrant Price as otherwise determined pursuant to any of the provisions of this Section 6 except in the case of a combination of shares of a type contemplated in Section 6.1(a) and then in no event to an amount larger than the Warrant Price as adjusted pursuant to Section 6.1(a).

        Section 7. Fractional Interests. The Company shall not issue fractional Common Shares upon any exercise of any Warrants. If any fraction of a Common Share would, except for the provisions of this Section 7, be issuable on the exercise of any Warrants, the Company shall pay an amount in cash equal to the Market Price (as defined in Section 2(b) hereof, except if the Common Shares are not publicly traded, as determined in good faith by the Board of Directors of the Company) multiplied by such fraction, provided, however, that no amount shall be paid by the Company of less than U.S. $5.00.

        Section 8. No Rights as Shareholder; Notices to Warrantholder. Nothing contained in this Agreement or in the Warrants shall be construed as conferring upon the Warrantholder any rights as a shareholder of the Company, including (without limitation) the right to vote, receive dividends, consent or receive notices as a shareholder in respect of any meeting of shareholders for the election of directors of the Company or any other matter, except as provided herein. If, however, at any time prior to the expiration of the Warrants and prior to their exercise in full, any one or more of the following events shall occur:

               (a) any action  which  would  require an  adjustment  pursuant to
        Section 6.1 or 6.3; or

               (b) the Company shall declare any cash dividend upon its Common Shares; or

               (c) the Company shall declare any dividend upon its Common Shares payable in stock or make any special dividend or other distribution to the holders of its Common Shares; or

               (d) the Company shall offer Purchase Rights to the holders of its Common Shares; or

               (e) there shall be any capital reorganization or reclassification of the share capital of the Company, including any subdivision or combination of its outstanding Common Shares, or amalgamation of the Company with, or sale of all or substantially all of its assets to, another corporation; or

               (f) there shall be a dissolution, liquidation or winding up of the Company (other than in connection with an amalgamation or sale of its property, assets and business as an entirety or substantially as an entirety);

then the Company shall give notice in writing of such event to the Warrantholder, as provided in Section 10 hereof, at least 20 days prior to (i) the date fixed as a record date or the date of closing the transfer books for the determination of the shareholders entitled to any relevant dividend, distribution, Purchase Rights or other rights or for the determination of shareholders entitled to vote on such proposed reorganization, reclassification, amalgamation, sale, dissolution, liquidation or winding up and (ii) the date when any such reorganization, reclassification, amalgamation, sale, dissolution, liquidation or winding up shall take place. Such notice in accordance with the foregoing clause (i) shall also specify, in the case of any such dividend, distribution or Purchase Rights, the date on which the holders of Common Shares shall be entitled thereto, and such notice in accordance with the foregoing clause (ii) shall also specify the date on which the holders of Common Shares shall be entitled to exchange their Common Shares for securities or other property deliverable upon such reorganization, reclassification, amalgamation, sale, dissolution, liquidation or winding up, as the case may be.

        Section 9. No Dilution or Impairment. The Company will not, by amendment of its charter or through reorganization, amalgamation, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrantholder against dilution or other impairment. Without limiting the generality of the foregoing, the Company will not increase the par value of any shares receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise, and at all times will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares upon the exercise of this Warrant.

        Section 10. Notices. Any notice hereunder shall be in writing and shall be effective when delivered in person or by facsimile transmission, or seven business days after being mailed by certified or registered mail, postage prepaid, return receipt requested, to the appropriate party at the following addresses:

If to the Warrantholder:

               Warburg Pincus Ventures, L.P.
               466 Lexington Avenue
               New York, New York 10017-3147
               Facsimile: 212-878-9351
               Attention:  Mr. Joel Ackerman

with a copy to:

               Willkie Farr & Gallagher
               153 East 53rd Street
               New York, New York 10022
               Facsimile: 212-821-8111
               Attention: Steven J. Gartner, Esq.

If to the Company:

               HealthCare Capital Corp.
               111 SW Fifth Avenue, Suite 2390
               Portland, Oregon 97204
               Facsimile: 503-225-9309
               Attention:  Mr. Brandon M. Dawson

with copy to:

               Carter, Ledyard & Milburn
               2 Wall Street
               New York, New York  10005
               Facsimile:  212-732-3232
               Attention:  John K. Whelan, Esq.

 or, in each case, to such other address as the parties may hereinafter designate by like notice.

        Section 11. Successors. All the covenants and provisions of this Agreement for the benefit of the Warrantholder or the Company shall bind and inure to the benefit of their successors and, in the case of the Warrantholder, permitted assigns. This Agreement shall not be assignable by the Company.

        Section 12. Amalgamation of the Company. The Company shall not amalgamate with any other corporation or sell all or substantially all of its property to another corporation, unless the provisions of Section 6.4 are complied with.

        Section 13. Remedies. The Company stipulates that the remedies at law of the Warrantholder in the event of any default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that the same may be specifically enforced.

        Section 14. Subdivision of Rights. The Warrants (as well as any new warrants issued pursuant to the provisions of this Section) are exchangeable, upon the surrender hereof by the Warrantholder at the principal office of the Company for any number of new warrants of like tenor and date representing in the aggregate the right to subscribe for and purchase the number of Shares which may be subscribed for and purchased hereunder.

        Section 15. Applicable Law; Submission to Jurisdiction. This Agreement shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the internal laws of said State (without reference to its rules as to conflicts of laws). The Company hereby agrees to the non-exclusive jurisdiction of the courts of the State of New York or the federal courts sitting in the City of New York in connection with any action arising out of this Agreement.

        Section 16.  Benefits of this  Agreement.  Except as provided in Section
1.2 and Section 11, nothing in this Agreement shall be construed to give to any person or corporation other than the Company and the Warrantholder any legal or equitable right, remedy or claim under this Agreement. Except as provided in
Section 1.2 and Section 11, this Agreement shall be for the sole and exclusive benefit of the Company and the Warrantholder.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed, all as of the date and year first above written.

                                      HEALTHCARE CAPITAL CORP.


                                      By: /s/ Brandon M. Dawson
                                          Print Name:  Brandon M. Dawson
                                          Title:  President and Chief Executive
                                                    Officer

                                      WARBURG PINCUS VENTURES, L.P.


                                      By: Warburg, Pincus & Co.,
                                          General Partner


                                      By: /s/ Patrick T. Hackett
                                          Print Name:  Patrick T. Hackett
                                          Title:       Managing Director

                                                                       EXHIBIT 1

                          [FORM OF WARRANT CERTIFICATE]

               "THE WARRANTS REPRESENTED BY THIS CERTIFICATE, AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF SUCH WARRANTS, HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY PROVINCE OF CANADA. SUCH WARRANTS MAY NOT BE SOLD, OFFERED FOR SALE, ASSIGNED, EXCHANGED, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED, IN ANY MANNER, AND SUCH COMMON SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED OR HYPOTHECATED OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE." THE WARRANTS REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRADED IN CANADA EXCEPT AS PERMITTED BY RELEVANT CANADIAN SECURITIES LAWS.


                                                   WARRANT CERTIFICATE NO. -----


                            HEALTHCARE CAPITAL CORP.

                            (ORGANIZED UNDER THE LAWS
                                   OF ALBERTA)
                                                               DECEMBER --, 1997

                       WARRANTS TO PURCHASE COMMON SHARES

        This certifies that, for value received, Warburg Pincus Ventures, L.P. (the "Warrantholder") is the registered owner of --- warrants (the "Warrants") each to purchase from HealthCare Capital Corp. (the "Company"), at any time prior to 5:00 p.m., Pacific Time, on January --, 2001, one common share of the Company, without par value (a "Common Share") at a purchase price per Common Share of U.S. $2.40 (the "Warrant Price"). The Warrants are subject to, and the Warrantholder, by acceptance of this certificate, consents to, all the terms and provisions of, the Warrant Agreement dated as of January 16, 1998, between the Warrantholder and the Company, pursuant to which the Warrants were issued (the "Warrant Agreement"). Any capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Warrant Agreement. The Termination Date may be extended for a further period of two years, as provided in Section 2(a) of the Warrant Agreement.

        The Warrants evidenced hereby may be exercised in whole or in part by presentation of this Warrant Certificate with the Purchase Form herein duly executed (with a signature guarantee as provided therein), and simultaneous payment of the Warrant Price for each Warrant exercised, at the principal office of the Company. Payment of such price shall be made at the option of the Warrantholder in cash by certified or official bank check or by wire transfer. Subject to the terms and conditions set forth in Section 2 of the Warrant Agreement, the Warrantholder may also receive Common Shares without any cash payment by presentation of this Warrant Certificate with the Cashless Exercise Form herein duly executed (with a signature guarantee as provided therein) at the principal office of the Company.

        Upon any partial exercise of the Warrants evidenced hereby, there shall be signed and issued to the Warrantholder a new Warrant Certificate in respect of the Common Shares as to which the Warrants evidenced hereby shall not have been exercised. These Warrants may be exchanged at the office of the Company by surrender of this Warrant Certificate properly endorsed for one or more new Warrants of the same aggregate number of Common Shares as here evidenced by the Warrant or Warrants exchanged. No fractional Common Shares will be issued upon the exercise of rights to purchase hereunder, but the Company shall pay the cash value of any fraction otherwise issuable upon the exercise of one or more Warrants, as provided in the Warrant Agreement.

        The Warrants evidenced hereby are transferable only in accordance with the terms and conditions set forth in Section 1.2 of the Warrant Agreement.

        This Warrant Certificate does not entitle the Warrantholder to any of the rights of a shareholder of the Company.

                                                                       EXHIBIT 2
                                  PURCHASE FORM

HealthCare Capital Corp.
111 SW Fifth Avenue, Suite 2390
Portland, Oregon 97204

        Pursuant to Section 2(a) of the Warrant Agreement, the undersigned hereby irrevocably elects to exercise the right of purchase represented by this Warrant Certificate for, and to purchase thereunder, ---------- common shares of the Company (the "Common Shares"), and requests that certificates for such Common Shares be issued in the name of:

Warburg Pincus Ventures, L.P.
466 Lexington Avenue
New York, New York 10017-3147
Taxpayer Identification Number: ----------------

If this Warrant Certificate is hereby being exercised with respect to fewer than all the Common Shares specified herein, please issue a new Warrant Certificate for the unexercised balance of the Warrants, registered in the name of the undersigned Warrantholder as below indicated and delivered to the address stated below.

Dated: -----------------------

Name of Warrantholder:

Warburg Pincus Ventures, L.P.
466 Lexington Avenue
New York, New York 10017-3147

        By:  Warburg, Pincus & Co.
               General Partner

             By:--------------------------------
                Print Name:
                Title:

                                                                       EXHIBIT 3
                             CASHLESS EXERCISE FORM

HealthCare Capital Corp.
111 SW Fifth Avenue, Suite 2390
Portland, Oregon 97204

        Pursuant to Section 2(b) of the Warrant Agreement, the undersigned hereby irrevocably elects to exercise the right represented by this Warrant Certificate for, and to receive thereunder without any cash payment, ---------- common shares of the Company (the "Common Shares") as provided for therein, and requests that certificates for such Common Shares be issued in the name of:

Warburg Pincus Ventures, L.P.
466 Lexington Avenue
New York, New York 10017-3147
Taxpayer Identification Number:

If this Warrant Certificate is hereby being exercised with respect to fewer than all the Common Shares specified herein, please issue a new Warrant Certificate for the unexercised balance of the Warrants, registered in the name of the undersigned Warrantholder as below indicated and delivered to the address stated below.

Dated: -----------------------

Name of Warrantholder :

Warburg Pincus Ventures, L.P.
466 Lexington Avenue
New York, New York 10017-3147

        By:  Warburg, Pincus & Co.
               General Partner

             By:--------------------------------
                Print Name:
                Title: